Exhibit 10.33

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS

DOCUMENT HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

CONSENT AND AMENDMENT TO

RECEIVABLES SALE AGREEMENT

This CONSENT AND AMENDMENT TO RECEIVABLES SALE AGREEMENT dated as of December 23, 2009 (this “Amendment”) is entered into among SIRVA RELOCATION CREDIT, LLC, as Seller, SIRVA RELOCATION LLC (“SIRVA Relo”), EXECUTIVE RELOCATION CORPORATION (“Executive Relo”) and SIRVA GLOBAL RELOCATION, INC. (“SIRVA Global”), as Servicers and Originators, and WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent (in such capacity, the “Agent”) and as the sole Purchaser.

RECITALS

A. The Seller, the Servicers, the Purchasers and the Agent are parties to that certain Receivables Sale Agreement dated as of September 30, 2008, as amended as of January 30, 2009 and May 31, 2009 (the “Receivables Sale Agreement”).

B. Executive Relo, NAVL LLC, a Delaware limited liability company (“NAVL LLC”), and SIRVA Relo intend to consummate the following proposed mergers (the “Mergers”): (i) the merger effective as of December 30, 2009, of Executive Relo into NAVL LLC, with NAVL LLC as the surviving entity; and (ii) the merger effective as of December 31, 2009, of NAVL LLC into SIRVA Relo, with SIRVA Relo, as the surviving entity.

C. The parties wish to amend the Receivables Sale Agreement as hereinafter set forth and to provide for the consent of the Agent and the Purchasers to certain amendments to a SIRVA Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Receivables Sale Agreement shall have the same meanings herein as in the Receivables Sale Agreement, as amended by this Amendment.

2. Amendments to Receivables Sale Agreement.

(i) Effective as of the consummation of the Mergers, the parties hereto acknowledge and agree that (A) SIRVA Relo shall be the successor Subservicer and Custodian with respect to the existing Receivables of Executive Relo and (B) SIRVA Relo shall be the successor Originator, Subservicer and Custodian with respect to any new Receivables arising under the Relocation Services Agreements to which Executive Relo is party immediately prior to the Merger and listed in Attachment 1 hereto (the “Existing Executive Relo Agreements”).

(ii) Notwithstanding the fact that SIRVA Relo shall be the successor Subservicer, Custodian and Originator under the Existing Executive Relo Agreements, any Receivables now existing or hereafter arising with respect to an employee relocation in process at the time the Mergers are consummated shall continue to be treated as if Executive Relo were the Originator, for purposes of determining whether such Receivable is an Eligible Receivable under the definitions of “Eligible Relocation Services Agreement” and “Eligible Receivable” (clauses (vi) and (xv)).

(iii) The Receivables Sale Agreement is hereby amended so that the definition of “SIRVA Credit Agreements” in Schedule I thereto is amended and restated to read in its entirety as follows:

““SIRVA Credit Agreements” means (i) the Credit Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as further amended by the Second Amendment thereto dated as of January 30, 2009, and as further amended by the Third Amendment thereto dated as of December 22, 2009, and (ii) the Term Loan Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and Wilmington Trust Company, as administrative agent.”

(iv) The Agent and the Purchaser hereby consent to the Mergers and waive any Termination Event arising out of the Mergers by virtue of (x) the failure of Executive Relo to remain duly organized, validly existing and in good standing in the State of Michigan and (y) the replacement of Executive Relo with SIRVA Relo in the performance of Executive Relo’s duties as an Originator, Custodian and Subservicer under the Transaction Documents.

3. Limited Consent. The Agent and the Purchasers hereby consent to the execution and delivery of the Third Amendment to the SIRVA Credit Agreement described in clause (i) of the definition of “SIRVA Credit Agreements” in the form attached hereto as Attachment 2 (the “First Lien Credit Agreement Amendment”), provided that (i) no compensation shall be paid by the SIRVA Entities in connection with such amendment, and (ii) such amendment becomes effective on or prior to December 22, 2009.

4. Representations and Warranties. With respect to the Sale Agreement, the Seller and each Servicer, and with respect to the Purchase Agreement, the Originators hereby represent and warrant to the Agent and the Purchasers as follows:

(i) Representations and Warranties. The representations and warranties contained in Article IV of the Receivables Sale Agreement and Section 4 of the Purchase Agreement are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

(ii) Enforceability. The execution and delivery by the Seller and each Servicer of this Amendment, and the performance by the Seller and each Servicer of this Amendment and the Receivables Sale Agreement, as amended hereby (the “Amended Agreement”), are within the corporate powers of the Seller and each Servicer and have been duly authorized by all necessary corporate or company action on the part of the Seller and each Servicer. This Amendment and the Amended Agreement are valid and legally binding obligations of the Seller and each Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

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(iii) No Potential Termination Event. No Potential Termination Event that will not be cured by this Amendment becoming effective has occurred and is continuing.

5. Acknowledgment by Originators. Each of SIRVA Relo, Executive Relo and SIRVA Global, in its capacity as an Originator, acknowledges and agrees to the terms of this Amendment, including without limitation Sections 2 and 3 hereof.

6. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Sale Agreement shall remain in full force and effect; and the Seller and the Servicers confirm and reaffirm their obligations under the Amended Agreement and the other Transaction Documents. After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or otherwise referring to the Receivables Sale Agreement shall be deemed to be references to the Amended Agreement. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein.

7. Effectiveness. This Amendment shall become effective as of December 23, 2009 (the “Amendment Effective Date”), provided that the Agent shall have received no later than December 29, 2009 (i) counterparts of this Amendment (whether by facsimile, email transmission or otherwise) executed by the Seller, the Servicers, the Originators, the Agent and the Purchasers and consented to by Parent, and (ii) a true and correct copy of the fully executed First Lien Credit Agreement Amendment in form and substance satisfactory to the Agent and the Purchasers. SIRVA Relo agrees to provide to the Agent written evidence of the consummation of the Mergers upon its receipt thereof.

8. Headings; Counterparts. Section Headings in this Amendment are for reference only and shall not affect the construction of this Amendment. This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

9. Cumulative Rights and Severability. All rights and remedies of the Purchasers and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois.

[signature pages begin on next page]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIRVA RELOCATION CREDIT, LLC, as Seller

By:	/s/ Douglas V. Gathany
Title:	President

SIRVA RELOCATION LLC, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

SIRVA GLOBAL RELOCATION, INC., as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-1	Consent and Amendment

The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Purchase Agreement to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Purchase Agreement is in full force and effect.

SIRVA RELOCATION LLC, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

SIRVA GLOBAL RELOCATION, INC., as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-2	Consent and Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent and sole Purchaser

By:
Title:	Vice President

S-3	Consent and Amendment

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Guaranty dated as of September 30, 2008, executed by the undersigned in favor of SIRVA Relocation Credit, LLC (the “Guaranty”). The undersigned (i) consents and agrees to the foregoing Amendment, (ii) confirms that references in the Guaranty to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirms that the Guaranty is in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Consent as of the date first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Susan Hobson Kus
Title:	Secretary

Attachment 1

Existing Executive Relo Agreements

ASSIGNMENT OF CONTRACTS

CLIENT	RSA DATE
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Attachment 2

First Lien Credit Agreement Amendment

EXECUTION VERSION

SIRVA WORLDWIDE, INC.,

as Borrower,

and

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO

THIRD AMENDMENT TO THE CREDIT AGREEMENT

December 22, 2009

THIRD AMENDMENT, dated as of December 22, 2009 (this “Third Amendment”), to the Credit Agreement, dated as of May 12, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Borrower”), SIRVA, INC., a Delaware corporation (“Holding”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holding, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Commitment Fee Rate”: (a) during the period from the Closing Date through the Third Amendment Effective Date, 0.50% per annum and (b) on and after the Third Amendment Effective Date, 1.00% per annum.

“Third Amendment”: the Third Amendment, dated as of December 22, 2009, to this Agreement.

“Third Amendment Effective Date”: the date on which each of the conditions set forth in Section 9 of the Third Amendment is satisfied.

(b) The definition of “Consolidated Interest Coverage Ratio” in subsection 1.1 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Interest Coverage Ratio”: for any period, the ratio of (a) EBITDA for such period to (b) Consolidated Cash Interest Expense for such period; provided that for the period ending December 31, 2010, “Consolidated Interest Coverage Ratio” shall mean the ratio of (a) Pro Forma EBITDAR for such period to (b) Consolidated Cash Interest Expense for such period.

(c) The definition of “Pro Forma EBITDAR” in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the first paragraph thereof and inserting the following in lieu thereof:

“Pro Forma EBITDAR”: for any fiscal quarter ending on or after June 30, 2009 and on or before December 31, 2010, EBITDA for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of EBITDA; provided, that in no event shall the total of all adjustments made pursuant to this definition exceed $24,300,000 in the aggregate for the second, third and fourth fiscal quarters of 2009:

and (ii) deleting clauses (b) and (d) thereof in their respective entireties and inserting the following in lieu thereof:

(b) Legacy costs and specific expenses that are not required to manage the business going forward, including (i) legacy pension expenses and (ii) IT contracts for legacy systems (replacing main frame computers and migrating to a server based environment will eliminate need for two long-term IT support contracts with Affiliated Computer Systems, Inc. and Covansys Corporation); provided that (x) the aggregate amounts excluded pursuant to this clause (b) in respect of the last three fiscal quarters of 2009 may not exceed $10,600,000, (y) amounts excluded pursuant to clause (i) above in any fiscal quarter in 2010 shall be non-cash and (z) amounts described in clause (ii) above may only be excluded in an amount not exceeding $500,000 per calendar month through the fiscal quarter ending June 30, 2010;

(d) Restructuring charges, including without limitation, expenses relating to the relocation of certain administrative functions to Fort Wayne, Indiana, performance incentive programs and other one time, non-recurring charges; provided that the aggregate amounts excluded pursuant to this clause (d) in respect of (i) the last three fiscal quarters of 2009 may not exceed $6,400,000 and (ii) 2010 may not exceed $7,000,000; and

and (iii) amending the proviso in clause (e) thereof to read as follows:

provided that in no event shall the amount excluded pursuant to this clause (e), together with the amounts excluded pursuant to clauses (a) through (d) of “Pro Forma EBITDAR” exceed $24,300,000 for the 2009 fiscal year.

3. Amendments to Subsection 4.1. Subsection 4.1(c) of the Credit Agreement is hereby amended by inserting the language “, any Additional Interest” immediately after the words “letter of credit fee” in the second line thereof.

4. Amendment to Subsection 4.5(a). Subsection 4.5(a) of the Credit Agreement is hereby amended by deleting therefrom the words “rate of 0.50% per annum” and substituting in lieu thereof the words “Commitment Fee Rate”.

5. Amendment to Subsection 8.1. Subsection 8.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

8.1 Financial Condition Covenants.

(a) Maintenance of Consolidated Interest Coverage Ratio. Permit, for any period of four consecutive fiscal quarters of the Borrower ending during any test period set forth below, the Consolidated Interest Coverage Ratio at the last day of such consecutive fiscal quarter period to be less than the ratio set forth opposite such test period below:

Test Period	Ratio
December 31, 2010 – March 30, 2011	1.40 to 1.00
March 31, 2011 and thereafter	2.00 to 1.00

(b) Maintenance of Consolidated Senior Leverage Ratio. Permit, at the last day of any fiscal quarter ending during any test period set forth below, the Consolidated Senior Leverage Ratio to be greater than the ratio set forth opposite such test period below:

Test Period	Ratio
March 31, 2011 – June 29, 2011	2.50 to 1.00
June 30, 2011 – September 29, 2011	2.50 to 1.00
September 30, 2011 – December 30, 2011	2.50 to 1.00
December 31, 2011 and thereafter	2.00 to 1.00

(c) Minimum Average Availability. Permit, (A) at the last day of any calendar month, (i) commencing with the month ending May 31, 2008, and ending on December 31, 2008, Average Availability for such month to be less than $20,000,000 and (ii) commencing with the month ending January 31, 2009, and ending on March 31, 2009, Average Availability for such month to be less than $35,000,000, and (B) at the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2010, the mean Average Availability for the three months during such fiscal quarter to be less than $30,000,000.

(d) Minimum EBITDAR. “Permit Pro Forma EBITDAR for (i) the fiscal quarter of the Borrower ending June 30, 2009 to be less than $5,000,000, (ii) the two consecutive fiscal quarters of the Borrower ending September 30, 2009 to be less than $16,000,000, (iii) the three consecutive fiscal quarters of the Borrower ending December 31, 2009 to be less than $21,000,000, (iv) the four consecutive fiscal quarters of the Borrower ending March 31, 2010 to be less than $23,000,000, (v) the four consecutive fiscal quarters of the Borrower ending June 30, 2010 to be less than $23,000,000, (vi) the four consecutive fiscal quarters of the Borrower ending September 30, 2010 to be less than $23,000,000, or (vii) the four consecutive fiscal quarters of the Borrower ending December 31, 2010 to be less than $25,000,000.”

6. Amendment to Subsection 8.6(a). Subsection 8.6(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (x) thereof, (b) deleting the “.” at the end of clause (xi) thereof and substituting “;and” in lieu thereof and (c) inserting the following new clause (xii) at the end thereof:

(xii) the contribution by NAVL to the equity of ALNAV Platinum Company (“ALNAV”) of that certain promissory note dated April 21, 2005 made by ALNAV Platinum Company in favor of NAVL in the principal amount of C$39,430,400 (the “Note”), and all unpaid interest accrued in 2009 thereunder, to the equity of ALNAV.

7. Amendment to Subsection 8.9(f). Subsection 8.9(f) of the Credit Agreement is hereby amended to read as follows:

(f) (i) Investments by the Borrower in its Wholly Owned Subsidiaries and by such Subsidiaries in the Borrower and in Wholly Owned Subsidiaries of the Borrower, provided that the aggregate amount of Investments made by any Loan Party in any Subsidiary that is not a Loan Party (other than Investments permitted by subsection 8.6(a)(xii)) shall not exceed $2,000,000 in any calendar year nor $10,000,000 in the aggregate at any one time outstanding, provided further that in addition to the foregoing amounts, from and after the Third Amendment Effective Date, any Loan Party may make Investments in any Subsidiary that is not a Loan Party in an amount not exceeding the aggregate amount of dividends paid by such non-Loan Party Subsidiary to any Loan Party from and after the Third Amendment Effective Date;

(ii) Investments in Holding in amounts and for purposes for which dividends are permitted under subsection 8.7, provided that at no time does the aggregate amount of such Investments (or relevant dividends) exceed the permitted amount of such dividends; and

(iii) the Investment by NAVL in ALNAV permitted by subsection 8.6(a)(xii);

8. Consent regarding certain Intercompany Mergers.

(a) The Borrower and its Subsidiaries intend to consummate the following proposed mergers between Loan Parties, all of which are permitted pursuant to Section 8.5 of the Credit Agreement:

(i) the merger effective as of December 30, 2009, of Executive Relocation Corporation, a Michigan corporation, into NAVL LLC, a Delaware limited liability company (“NAVL LLC”), with NAVL LLC as the surviving entity; and

(ii) the merger effective as of December 31, 2009, of NAVL LLC into SIRVA Relocation, with SIRVA Relocation, as the surviving entity.

(b) The Administrative Agent and the Lenders hereby accept this notice of the mergers described in Section 7(a) and waive any additional obligation of the Borrower to comply with the 10 days prior notice requirement set forth in Section 5.2.5 of the Guarantee and Collateral Agreement.

9. Conditions to Effectiveness of this Third Amendment. This Third Amendment shall become effective upon the date (the “Third Amendment Effective Date”) when the Administrative Agent shall have received:

(a) counterparts of this Third Amendment, duly executed and delivered by the Borrower and the Administrative Agent;

(b) executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto, from the Required Lenders;

(c) an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each Loan Party (other than the Borrower); and

(d) all expenses required to be paid on or before the Third Amendment Effective Date for which invoices have been presented.

10. Representations and Warranties; Acknowledgements.

(a) No Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date after giving effect to the transactions contemplated herein.

(b) Representations and Warranties. Each of the representations and warranties made by the Borrower and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

11. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

12. Continuing Effect of the Loan Documents. This Third Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment.

13. Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

14. Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Integration. This Third Amendment and the other Loan Documents represent the agreement of the Borrower and the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

16. RELEASE. AS CONSIDERATION FOR THE EXECUTION BY THE LENDERS AND THE ADMINISTRATIVE AGENT OF THIS THIRD AMENDMENT, THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS. THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING BY REASON OF ANY MATTER, CAUSE OR THING OCCURRING ON OR PRIOR TO THE THIRD AMENDMENT EFFECTIVE DATE, WHICH SUCH PERSONS MAY HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT,

VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS” MADE ON OR PRIOR TO THE THIRD AMENDMENT EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS THIRD AMENDMENT.

17. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Douglas V. Gathany
Name: Douglas V. Gathany
Title: Senior Vice President - Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Charles Holmes
Name: Charles Holmes
Title: Vice President

EXHIBIT A

[FORM OF]

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

(Name of Lender)

By:
Name: Title:

Dated as of December             , 2009

EXHIBIT B

ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Third Amendment, dated as of December 22, 2009 (the “Third Amendment”), to the Credit Agreement, dated as of May 12, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Each of the parties hereto hereby consents to the transactions contemplated by the Third Amendment.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA, INC. NORTH AMERICAN VAN LINES, INC.

By:
Name:	Susan Hobson Kus
Title:	Secretary

A FIVE STAR FORWARDING, INC.

A RELOCATION SOLUTIONS MANAGEMENT     COMPANY

A THREE RIVERS FORWARDING, INC.

ALASKA USA VAN LINES, INC.

ALLIED FREIGHT FORWARDING, INC.

ALLIED INTERNATIONAL N.A., INC.

ALLIED TRANSPORTATION FORWARDING, INC.

ALLIED VAN LINES, INC.

ALLIED VAN LINES TERMINAL COMPANY

AMERICAS QUALITY VAN LINES, INC.

A.V.L. TRANSPORTATION, INC.

ALLIED ALLIANCE FORWARDING, INC.

ALLIED CONTINENTAL FORWARDING, INC.

ALLIED DOMESTIC FORWARDING, INC.

ALLIED INTERMODAL FORWARDING, INC.

ALLIED INTERSTATE TRANSPORTATION, INC.

ALLIED TRANSCONTINENTAL FORWARDING, INC.

ALLIED VAN LINES, INC. OF INDIANA

ANAHEIM MOVING SYSTEMS, INC.

CARTWRIGHT MOVING & STORAGE CO., INC.

CARTWRIGHT VAN LINES, INC.

CITY STORAGE & TRANSFER, INC.

CMS HOLDING, LLC

DJK RESIDENTIAL LLC

EXECUTIVE RELOCATION CORPORATION

FEDERAL TRAFFIC SERVICE, INC.

FLEET INSURANCE MANAGEMENT, INC.

FRONTRUNNER WORLDWIDE, INC.

GLOBAL VAN LINES, INC.

GLOBAL WORLDWIDE, INC.

GREAT FALLS NORTH AMERICAN, INC.

LYON VAN LINES, INC.

LYON WORLDWIDE SHIPPING, INC.

MANUFACTURING SUPPORT SERVICES, L.L.C.

MERIDIAN MOBILITY RESOURCES, INC.

MOVE MANAGEMENT SERVICES, INC.

NACAL, INC.

NAVL LLC

NA (UK) GP CORPORATION

NORTH AMERICAN INTERNATIONAL HOLDING     CORPORATION

NORAM FORWARDING, INC.

NORTH AMERICAN FORWARDING, INC.

NORTH AMERICAN INTERNATIONAL N.A. INC. (formerly     known as StorEverything, Inc.)

NORTH AMERICAN LOGISTICS, LTD.

NORTH AMERICAN VAN LINES OF TEXAS, INC.

RELOCATION RISK SOLUTIONS, LLC

RS ACQUISITION, LLC

RS ACQUISITION HOLDING, LLC

SIRVA CONTAINER LINES, INC.

SIRVA MLS, INC.

SIRVA SETTLEMENT OF ALABAMA, LLC

SIRVA FREIGHT FORWARDING, INC.

SIRVA GLOBAL RELOCATION, INC.

SIRVA IMAGING SOLUTIONS, INC.

SIRVA RELOCATION LLC

SIRVA RELOCATION PROPERTIES, LLC

SIRVA SETTLEMENT, INC. (formerly known as SIRVA Title     Agency, Inc.)

TRIDENT TRANSPORT INTERNATIONAL, INC.

By:
Name:	Douglas V. Gathany
Title:	Treasurer

Acknowledgement re: Third Amendment to Credit Agreement

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc,, a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

COMMERCIAL FINANCE SERVICES 1107, LLC
(Name of Lender)

By:
Name:
Title:	Treasurer

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Morgan Stanley Senior Funding, Inc.
(Name of Lender)

By:	/s/ Donna Souza
Name:	Donna Souza
Title:	Authorized Signatory

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N. A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

First Trust/Highland Capital Floating Rate Income Fund II
(Name of Lender)

By:	/s/ Jason Blackburn
Name: Jason Blackburn Title: Authorized Signatory

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

First Trust/Highland Capital Senior Loan Trust
(Name of Lender)

By:	/s/ Jason Blackburn
Name:	Jason Blackburn
Title:

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Highland Credit Strategies Fund
(Name of Lender)

By:	/s/ Jason Blackburn
Name: Jason Blackburn Title: Secretary and Treasurer

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Highland Floating Rate Advantage Fund
(Name of Lender)

By:	/s/ Jason Blackburn
Name: Jason Blackburn Title:

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

HIGHLAND FLOATING RATE FUND
(Name of Lender)

By:	/s/ Jason Blackburn
Name: Jason Blackburn Title:

Dated as of December 22, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Eastland CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Grayson CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Highland Credit Opportunities CDO Ltd By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Highland Loan Funding V Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Liberty CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Leaders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Longhorn Credit Funding, LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Red River CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Rockwall CDO LTD. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of December 22, 2009, to the Credit Agreement, dated as of May 12, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such Third Amendment by the Administrative Agent.

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
(Name of Lender)

By:	/s/ JASON POST
Name: JASON POST Title: OPERATIONS DIRECTOR

Dated as of December 21, 2009

ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Third Amendment, dated as of December 22, 2009 (the “Third Amendment”), to the Credit Agreement, dated as of May 12,2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc, a Delaware corporation, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2. Each of the parties hereto hereby consents to the transactions contemplated by the Third Amendment.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA, INC. NORTH AMERICAN VAN LINES, INC.

By:	/s/ Susan Hobson Kus
Name: Susan Hobson Kus Title: Secretary

A FIVE STAR FORWARDING, INC.

A RELOCATION SOLUTIONS

MANAGEMENT COMPANY

A THREE RIVERS FORWARDING, INC.

ALASKA USA VAN LINES, INC.

ALLIED FREIGHT FORWARDING, INC.

ALLIED INTERNATIONAL N.A., INC.

ALLIED TRANSPORTATION FORWARDING, INC.

ALLIED VAN LINES, INC.

ALLIED VAN LINES TERMINAL COMPANY

AMERICAS QUALITY VAN LINES, INC.

A.V.L. TRANSPORTATION, INC.

ALLIED ALLIANCE FORWARDING, INC.

ALLIED CONTINENTAL FORWARDING, INC.

ALLIED DOMESTIC FORWARDING, INC.

ALLIED INTERMODAL FORWARDING, INC.

ALLIED INTERSTATE TRANSPORTATION, INC.

ALLIED TRANSCONTINENTAL FORWARDING, INC.

ALLIED VAN LINES, INC. OF INDIANA

ANAHEIM MOVING SYSTEMS, INC.

CARTWRIGHT MOVING & STORAGE CO., INC.

CARTWRIGHT VAN LINES, INC.

CITY STORAGE & TRANSFER, INC.

CMS HOLDING, LLC

DJK RESIDENTIAL LLC

EXECUTIVE RELOCATION CORPORATION

FEDERAL TRAFFIC SERVICE, INC.

FLEET INSURANCE MANAGEMENT, INC.

FRONTRUNNER WORLDWIDE, INC.

GLOBAL VAN LINES, INC.

GLOBAL WORLDWIDE, INC.

GREAT FALLS NORTH AMERICAN, INC.

LYON VAN LINES, INC.

LYON WORLDWIDE SHIPPING, INC.

MANUFACTURING SUPPORT SERVICES, L.L.C.

MERIDIAN MOBILITY RESOURCES, INC.

MOVE MANAGEMENT SERVICES, INC.

NACAL, INC.

NAVL LLC

NA (UK) GP CORPORATION

NORTH AMERICAN INTERNATIONAL

HOLDING CORPORATION

NORAM FORWARDING, INC.

NORTH AMERICAN FORWARDING, INC.

NORTH AMERICAN INTERNATIONAL N.A. INC. (formerly known as StorEverything, Inc.)

NORTH AMERICAN LOGISTICS, LTD.

NORTH AMERICAN VAN LINES OF TEXAS, INC.

RELOCATION RISK SOLUTIONS, LLC

RS ACQUISITION, LLC

RS ACQUISITION HOLDING, LLC

SIRVA CONTAINER LINES, INC.

SIRVA MLS, INC.

SIRVA SETTLEMENT OF ALABAMA, LLC

SIRVA FREIGHT FORWARDING, INC.

SIRVA GLOBAL RELOCATION, INC.

SIRVA IMAGING SOLUTIONS, INC.

SIRVA RELOCATION LLC

SIRVA RELOCATION PROPERTIES, LLC

SIRVA SETTLEMENT, INC. (formerly known as SIRVA Title Agency, Inc.)

TRIDENT TRANSPORT INTERNATIONAL, INC.

By:	/s/ Douglas V. Gathany
Name:	Douglas V. Gathany
Title:	Treasurer

Acknowledgement re: Third Amendment to Credit Agreement